UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 6, 2007

Date of Report (date of earliest event reported)

SALESFORCE.COM, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300

San Francisco CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On December 6, 2007, the Board of Directors of salesforce.com, inc. (the “Company”) amended and restated the Company’s bylaws (the “Amended and Restated Bylaws”). The amendments to Article III clarify the rights and responsibilities of the Company’s officers. The amendments to Article IV provide that some or all of any or all classes of series of stock of the Company may be represented by uncertificated shares. The Amended and Restated Bylaws were effective as of December 6, 2007. The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of salesforce.com, inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2007	salesforce.com, inc.

/s/ David Schellhase
David Schellhase, Senior Vice President and General Counsel